UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  January 18, 2006


                         AMR CORPORATION
   (Exact name of registrant as specified in its charter)


          Delaware                 1-8400            75-1825172
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 2.02  Results of Operations and Financial Condition

AMR Corporation (the Company) is furnishing herewith a press release issued on January 18, 2006 by the Company as Exhibit
99.1 which is included herein. This press release was issued to report the Company's fourth quarter 2005 and full year results.

Item 9.01  Financial Statements and Exhibits

          (c)  Exhibits

                         Exhibit 99.1   Press Release of AMR
                         dated January 18, 2006









                          SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  January 18, 2006






                        EXHIBIT INDEX


Exhibit        Description

99.1           Press Release









                              Exhibit 99.1


                              CONTACT:  Al Becker
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com

FOR RELEASE: Wednesday, Jan. 18, 2006

Editor's Note: A live Webcast reporting fourth quarter results will be broadcast on the Internet on Jan. 18 at 2 p.m. EST. (Windows Media Player required for viewing.)


        AMR CORPORATION REPORTS A FOURTH QUARTER LOSS
 OF $604 MILLION, AS COMPARED TO A $387 MILLION LOSS IN 2004

 High Fuel Prices And Competitors With Lower Costs Continued
         To Impact American's Financial Performance

   Despite These Headwinds, AMR's Fourth Quarter Results,
      Excluding Special Items, Improved Year Over Year


     FORT WORTH, Texas - AMR Corporation, parent company of American Airlines, Inc., today reported a net loss of $604 million in the fourth quarter of 2005, or $3.49 per share, as compared to a net loss of $387 million, or $2.40 per share, in the fourth quarter of 2004. The loss for the fourth quarter of 2005 includes a net $191 million negative impact of special items, including $155 million for aircraft charges, $73 million for facility charges and a $37 million gain related to debt restructuring. Without these special items, AMR would have recorded a net loss of $413 million, or $2.39 per share, in 2005. The net loss in the fourth quarter of 2004 was $473 million, or $2.94 per share, excluding an $86 million net gain due to special items.
     For the year 2005, AMR posted a $93 million operating loss and a net loss of $861 million, as compared to 2004's full-year operating loss of $144 million and net loss of $761 million. Special items resulted in a net charge of $180 million in 2005 and a net






                         -- more --
gain of $135 million in 2004. Excluding these special items, the Company's net loss would have been $681 million in 2005, with operating earnings of $100 million, and $896 million in 2004, with an operating loss of $133 million.
     "Our fourth quarter results close the book on another very difficult year," said AMR Chairman and CEO Gerard Arpey. "But while we are dissatisfied with our financial results, we did make progress in a number of important areas during the year, including our first annual operating profit, excluding special items, since the year 2000. As a result, we have - unlike many of our competitors - continued to meet our various financial obligations, including funding our defined benefit pension programs. And, by working together with our people and our unions, we have continued to improve the efficiency and productivity of every part of the company. Our collaborative approach enabled us to retain control of our destiny in 2005, despite a challenging revenue environment and higher fuel prices driving a $1.7 billion increase in fuel costs, compared to what we would have paid at 2004 prices."
     During the fourth quarter, the Company paid $433 million more for fuel than it would have paid at 2004 prices and, on a year over year basis, American's mainline cost per available seat mile was up by 12.9 percent. Excluding fuel and special items, mainline unit costs increased 2.8 percent versus the fourth quarter of 2004. For the full year, mainline unit costs increased 7.9 percent; however, excluding fuel and special items, these unit costs decreased
2.0 percent.
     Arpey congratulated the airline's employees for lowering unit costs, excluding fuel and special items, for the fourth year in a row in 2005. He also pointed out that good customer service, capacity restraint, new products, and numerous fleet and schedule changes enabled American to outperform the industry in generating passenger revenue. Included in the numerous fleet and schedule changes was the year-end decision to permanently ground 27 MD80 aircraft, 24 of which had previously been in temporary storage. The remaining three aircraft were grounded as of Dec. 31, 2005.
     For the quarter, American's passenger revenue per available seat mile was up 13.8 percent year over year. American's load factor - or percentage of seats filled - for the fourth quarter was 77.9 percent, up 3.6 points over the fourth quarter of 2004, while yield, representing average fares, was up 8.5 percent.






                         -- more --
     "As our revenue performance indicates, we have been doing a good job of giving customers what they value, and leveraging our global network, strong brand and well-earned reputation for customer service," Arpey said. "We expect these American strengths to continue serving us well in 2006 and beyond, but the fact is we need to do more - on both the cost and revenue sides of the ledger - to return our company to sustained profitability."
     Arpey noted that the Performance Leadership Initiative
(PLI) - a collaborative effort launched in 2005 - has the potential to generate substantial improvements, and close gaps between the company's performance, and what would be considered best in class. "PLI is the natural next step in the Turnaround Plan we launched several years ago," Arpey said. "Every work group in the company has participated in identifying the areas where more improvement is needed."
     Arpey said one important by-product of the company's collaborative approach has been its ability to meet all of its pension obligations. During the fourth quarter, AMR contributed $22 million to its various defined benefit plans, bringing the 2005 total pension contribution to $310 million.
     AMR ended the year with $4.3 billion in cash and short-term investments, including a restricted balance of $510 million.

Editor's Note: AMR's Chairman, President and Chief Executive Officer, Gerard Arpey, and its Chief Financial Officer, James Beer, will make a presentation to analysts during a teleconference on Wednesday, Jan. 18, from 2 p.m. to 2:45 p.m. EST. Following the analyst call, they will hold a question-and-answer conference call for media from 3 p.m. to 3:45 p.m. EST. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577.

Statements in this release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the words "expects," "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as,






                         -- more --
without limitation, statements which discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured.
All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of factors that could cause the Company's actual results to differ materially from the Company's expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness;
continued high fuel prices and the availability of fuel; further increases in the price of fuel; the impact of events in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, characterized by increasing pricing transparency and competition from low cost carriers and financially distressed carriers; historically low fare levels and fare simplification initiatives (both of which could result in a further deterioration of the revenue environment); the ability of the Company to reduce its costs further without adversely affecting operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; changes in the price of the Company's stock; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS or Avian Flu) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the inability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability and terms of future financing; the ability of the Company to reach acceptable agreements with third parties; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's 2004 Form 10-K.



Detailed financial information follows:






                         AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                 Three Months Ended December 31,   Percent
                                        2005            2004       Change
Revenues
  Passenger - American Airlines       $4,080          $3,610        13.0
            - Regional Affiliates        566             463        22.2
  Cargo                                  162             173        (6.4)
  Other revenues                         360             295        22.0
    Total operating revenues           5,168           4,541        13.8

Expenses
  Wages, salaries and benefits         1,776           1,680         5.7
  Aircraft fuel                        1,585           1,188        33.4
  Other rentals and landing fees         306             286         7.0
  Depreciation and amortization          296             329       (10.0)
  Commissions, booking fees and
    credit card expense                  264             244         8.2
  Maintenance, materials and repairs     228             230        (0.9)
  Aircraft rentals                       148             151        (2.0)
  Food service                           119             137       (13.1)
  Other operating expenses               830             651        27.5
    Total operating expenses           5,552           4,896        13.4

Operating Loss                          (384)           (355)        8.2

Other Income (Expense)
  Interest income                         45              19          *
  Interest expense                      (260)           (223)       16.6
  Interest capitalized                     6              20       (70.0)
  Miscellaneous - net                    (11)            152          *
                                        (220)            (32)         *

Loss Before Income Taxes                (604)           (387)       56.1
Income tax                                 -               -          *
Net Loss                               $(604)          $(387)       56.1

Basic and Diluted Loss Per Share      $(3.49)         $(2.40)

Number of Shares Used in
Computation
  Basic and Diluted                      173             161

*     Greater than 100%





                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                            Three Months Ended
                                                December 31,    Percent
                                              2005       2004   Change
American Airlines, Inc. Mainline Jet Operations
   Revenue passenger miles (millions)       33,226     31,893     4.2
   Available seat miles (millions)          42,627     42,906    (0.7)
   Cargo ton miles (millions)                  573        586    (2.2)
   Passenger load factor                      77.9%      74.3%    3.6 pts.
   Passenger revenue yield per passenger
      mile (cents)                           12.28      11.32     8.5
   Passenger revenue per available seat
      mile (cents)                            9.57       8.41    13.8
   Cargo revenue yield per ton mile (cents)  28.35      29.56    (4.1)
   Operating expenses per available seat
      mile, excluding Regional Affiliates
       (cents) (1)                           11.57      10.25    12.9
   Fuel consumption (gallons, in millions)     706        738    (4.3)
   Fuel price per gallon (cents)             202.1      147.4    37.1

Regional Affiliates
   Revenue passenger miles (millions)        2,359      1,928    22.4
   Available seat miles (millions)           3,262      2,877    13.4
   Passenger load factor                      72.3%      67.0%    5.3 pts.

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                       74,000     77,500
    Other                                   13,200     13,200
      Total                                 87,200     90,700

(1) Excludes $655 million and $561 million of expense incurred related to Regional Affiliates in 2005 and 2004, respectively.






                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)

American Airlines, Inc. Mainline               Three Months Ended
Jet Operations                                     December 31,
(in millions, except as noted)                  2005         2004

Total operating expenses                      $5,588       $4,957
Less: Operating expenses incurred
      related to Regional Affiliates             655          561
Operating expenses excluding expenses
   incurred related to Regional Affiliates    $4,933       $4,396
American  mainline jet  operations
   available seat miles                       42,627       42,906

Operating expenses per available seat mile,
   excluding Regional Affiliates (cents)       11.57        10.25

Impact of special items (cents)                (0.44)       (0.14)
Fuel cost per available seat mile (cents)      (3.35)       (2.54)
Operating expenses per available seat mile,
   excluding impact of special items and
   cost of fuel (cents)                         7.78         7.57

Percent change                                   2.8%


AMR Corporation
Impact of Fuel Price Variance

Average fuel price per gallon (cents)
   Three months ended December 31, 2005        203.3
   Three months ended December 31, 2004        147.7
Change in price (cents)                         55.6
2005 consumption (gallons, in millions)      x 779.4
Impact of fuel price variance (in millions)  $ 433.3



Note: The Company believes that operating expenses per
available seat mile, excluding special   items and the cost
of fuel, as well as the impact of fuel price increases, assist investors in understanding the impact of fuel prices on the Company's operations, without regard to special items.







                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)


AMR Corporation
Impact of Special Items                     Three Months Ended
(in millions, except per share amounts)      December 31, 2005

                                             Amount         EPS

Net loss                                      $(604)     $(3.49)
Less: Impact of special items                   191        1.10
Net loss excluding special items              $(413)     $(2.39)



AMR Corporation
Impact of Special Items                      Three Months Ended
(in millions, except per share amounts)       December 31, 2004

                                              Amount         EPS

Net loss                                       $(387)     $(2.40)
Add: Impact of special items                     (86)      (0.54)
Net loss excluding special items               $(473)     $(2.94)


Note: The Company believes the loss excluding special items assists investors in understanding the impact of the special items on the Company's financial results.







                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                 Twelve Months Ended December 31,  Percent
                                        2005            2004       Change
Revenues
  Passenger - American Airlines      $16,614         $15,021        10.6
            - Regional Affiliates      2,148           1,876        14.5
  Cargo                                  622             625        (0.5)
  Other revenues                       1,328           1,123        18.3
    Total operating revenues          20,712          18,645        11.1

Expenses
  Wages, salaries and benefits         6,755           6,719         0.5
  Aircraft fuel                        5,615           3,969        41.5
  Other rentals and landing fees       1,262           1,187         6.3
  Depreciation and amortization        1,164           1,292        (9.9)
  Commissions, booking fees and
    credit card expense                1,113           1,107         0.5
  Maintenance, materials and repairs     989             971         1.9
  Aircraft rentals                       591             609        (3.0)
  Food service                           507             558        (9.1)
  Other operating expenses             2,809           2,377        18.2
    Total operating expenses          20,805          18,789        10.7

Operating Loss                           (93)           (144)      (35.4)

Other Income (Expense)                   149              66          *
  Interest income                       (957)           (871)        9.9
  Interest expense                        65              80       (18.8)
  Interest capitalized                   (25)            108          *
  Miscellaneous - net                   (768)           (617)       24.5


Loss Before Income Taxes                (861)           (761)       13.1
Income tax                                 -               -          *
Net Loss                                (861)           (761)       13.1

Basic and Diluted Loss Per Share      $(5.21)         $(4.74)

Number of Shares Used in
Computation
  Basic and Diluted                      165             161

*     Greater than 100%





                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                        Twelve Months Ended
                                            December 31,        Percent
                                          2005         2004      Change
American Airlines, Inc. Mainline
Jet Operations
   Revenue passenger miles (millions)   138,374     130,164        6.3
   Available seat miles (millions)      176,112     174,015        1.2
   Cargo ton miles (millions)             2,209       2,203        0.3
   Passenger load factor                   78.6%       74.8%       3.8 pts.
   Passenger revenue yield per
      passenger mile (cents)              12.01       11.54        4.1
   Passenger revenue per available
      seat mile (cents)                    9.43        8.63        9.3
   Cargo revenue yield per ton mile
      (cents)                             28.21       28.36       (0.5)
   Operating expenses per available
      seat mile, excluding Regional
      Affiliates (cents) (1)              10.50        9.73        7.9
   Fuel consumption (gallons, in
      millions)                           2,948       3,014       (2.2)
    Fuel price per gallon (cents)         172.3       121.2       42.2

Regional Affiliates
   Revenue passenger miles (millions)     8,946       7,283       22.8
   Available seat miles (millions)       12,714      10,835       17.3
   Passenger load factor                   70.4%       67.2%       3.2 pts.


(1) Excludes $2.5 billion and $2.1 billion of expense incurred related to Regional Affiliates in 2005 and 2004, respectively.








                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)


American Airlines, Inc. Mainline Jet Operations     Twelve Months Ended
(in millions, except as noted)                         December 31,
                                                      2005         2004

Total operating expenses                           $21,008      $19,029
Less: Operating expenses incurred related
      to Regional Affiliates                         2,515        2,104
Operating expenses excluding expenses
   incurred related to Regional Affiliates         $18,493      $16,925
American  mainline jet operations available
   seat miles                                      176,112      174,015
Operating expenses per available seat mile,
   excluding expenses incurred related to
   Regional Affiliates (cents)                       10.50         9.73

Impact of special items (cents)                      (0.11)       (0.01)
Fuel cost per available seat mile (cents)            (2.91)       (2.09)
Operating expenses per available seat mile,
   excluding impact of special items and the
   cost of fuel (cents)                               7.48         7.63

Percent change                                        (2.0%)


AMR Corporation
Impact of Fuel Price Variance

Average fuel price per gallon (cents)
   Twelve months ended December 31, 2005             173.5
   Twelve months ended December 31, 2004             121.6
Change in price (cents)                               51.9
2005 consumption (gallons, in millions)          x 3,237.0
Impact of fuel price variance (in millions)      $ 1,680.0


Note: The Company believes that operating expenses per
available seat mile, excluding special   items and the cost of
fuel, as well as the impact of fuel price increases, assist investors in understanding the impact of fuel prices on the Company's operations, without regard to special items.






                       AMR CORPORATION
             NON-GAAP AND OTHER RECONCILIATIONS
                         (Unaudited)




AMR Corporation
Impact of Special Items                         Twelve Months Ended
(in millions, except per share amounts)          December 31, 2005
                                                 Amount         EPS

Net loss                                          $(861)      $(5.21)
Less: Impact of special items                       180         1.09
Net loss excluding special items                  $(681)      $(4.12)



AMR Corporation
Impact of Special Items                         Twelve Months Ended
(in millions, except per share amounts)          December 31, 2004
                                                 Amount         EPS

Net loss                                          $(761)      $(4.74)
Add: Impact of special items                       (135)       (0.84)
Net loss excluding special items                  $(896)      $(5.58)



AMR Corporation
Impact of Special Items on Operating Earnings   Twelve Months Ended
(in millions, except per share amounts)              December 31
                                                 2005          2004

Operating income (loss)                            $(93)       $(144)
Less: Impact of special items (1)                   193           11
Operating income (loss) excluding special items    $100        $(133)

(1) Certain special items in 2005 and 2004 did not impact operating earnings.

Note: The Company believes the operating income/(loss) and net loss excluding special items assists investors in understanding the impact of the special items on the Company's financial results.


   Current AMR Corp. news releases can be accessed on the
                          Internet.
             The address is:  http://www.aa.com